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       Global Asset Management



INSURED MUNICIPAL INCOME FUND INC.

ANNUAL REPORT

MARCH 31, 2002

INSURED MUNICIPAL INCOME FUND INC.


                                                                    May 15, 2002

DEAR SHAREHOLDER,

We present you with the annual report for Insured Municipal Income Fund Inc. for the fiscal year ended March 31, 2002.

AN INTERVIEW WITH THE PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE PERIOD RELATIVE TO ITS PEERS?

A. For the fiscal year ended March 31, 2002, the Fund's net asset value advanced 3.84% and its market price increased 8.04%, outperforming its competitors, as measured by the Lipper Insured Municipal Debt Funds Median. The Lipper Median's net asset value and market price grew 2.56% and 5.54%, respectively. The Fund's relatively short average duration compared to its peers was the primary contributor to its outperformance of the benchmark.

Q. WHAT ECONOMIC FACTORS AFFECTED FUND PERFORMANCE?

A. The Federal Reserve's (the "Fed") unprecedented 11 fed funds rate cuts totaling 4.75% in 2001 depressed bond yields during the period. Optimism was the watchword at the start of 2002 as a series of positive economic indicators pointed toward a sustained economic recovery. The business activity index released in February by the Institute for Supply Management (ISM), a group of purchasing managers, rose above 50--signifying expansion for the first time in 18 months. Since then, the ISM index has posted readings of 55.6 in March and
53.9 post-period in April.

The nation's economic output also grew rapidly during the first quarter at a rate of 5.8%, after a growth rate of 1.7% in the fourth quarter of 2001 and a contraction of 1.3% in the third quarter of 2001 during the depth of the recession. During this time, the Fed adopted a neutral bias from its former easing stance.

However, unemployment remained stubbornly high, climbing to 6.0% post-period after reaching 5.7% in March. Additionally, the equity markets struggled again after a brief rally at the beginning of the year. A spate of companies questioned about their accounting and reporting practices did little to ease investors' fears.

Q. WHAT MARKET FACTORS AFFECTED THE FUND DURING THE PERIOD?

A. Undoubtedly, the Fed's easing had the greatest effect on performance. However, the municipal market outperformed the taxable fixed income market despite a glut of new supply issued during the first quarter of 2002. The Fed's change from an easing to a neutral bias in March 2002 also helped to flatten the Treasury yield curve late in the period. At its peak in September, the yield curve was 269 points--the steepest curve since 1993. Since then, the yield curve has fallen to 235 points in March 2002.


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2                                                    UBS Global Asset Management

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INSURED MUNICIPAL INCOME FUND INC.

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT GOAL:
High level of current income exempt from federal income tax, consistent with preservation of capital

PORTFOLIO MANAGER:
William Veronda,
UBS Global Asset Management (US) Inc.*

COMMENCEMENT:
June 8, 1993

NYSE SYMBOL:
PIF

DIVIDEND PAYMENTS:
Monthly


Q. WHICH STRATEGIES HELPED OR HINDERED FUND PERFORMANCE DURING THE PERIOD?

A. The best performing point on the short end of the curve was at five years, with issues in this maturity range also giving us the leverage to reposition quickly when opportunities presented themselves. As a result, the weighted-average duration for the Fund was 3.92 years, although we have been increasing duration since late in the reporting period as the yield curve has flattened. We have combined our focus on the short end with a focus on the 15-year range, giving the portfolio a barbell-shaped structure. This strategy has allowed us to capture favorable returns at both ends of the spectrum.

Security selection also helped performance during the period. The September 11 terrorist attacks knocked out bond broking giant Cantor Fitzgerald, which virtually halted liquidity. In the succeeding weeks, travel industry sectors such as airlines, airports and hotels were severely affected. We were underweighted in these sectors during this time.

Q. TO ILLUSTRATE YOUR INVESTMENT STRATEGIES, PLEASE PROVIDE DETAILS FOR TWO OR THREE HOLDINGS THAT YOU BOUGHT OR SOLD DURING THIS REPORTING PERIOD.

A. Because the Fund has capital loss tax carry-forwards, we had the flexibility to reposition the Fund and buy issues in the 15-year range without realizing gains. Most sales during the fiscal year were of two- to three-year prerefunded bonds, which are escrowed in government securities. In early March, we also sold a $3.53 million bond from the Philadelphia Water and Wastewater Revenue Authority with a 5.5% coupon due 6/15/15, because of a short call. The sale turned out to be advantageous as the yield curve began to flatten at around the time of the sale. During the period, we bought a $3 million Wisconsin State Transportation Revenue bond with a 5.5% coupon (due 7/1/15) and a $3.625 million general obligation bond issued by Snohomish County (Washington) School District at 5.25% (due 12/1/15).(1)


* Effective April 8, 2002, Brinson Advisors, Inc. was renamed UBS Global Asset Management (US) Inc. Mr. Veronda assumed management responsibility of the Fund effective May 20, 2002.


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UBS Global Asset Management                                                    3

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INSURED MUNICIPAL INCOME FUND INC.

Q. LASTLY, WHAT IS YOUR SHORT-TERM AND LONG-TERM OUTLOOK FOR THE MARKET?

A. We anticipate staying relatively short to our benchmark and peers on average duration, while we continue to employ a barbell strategy. With good value at the 12- to 17-year range of the yield curve, we will also look for opportunities in this area.

We will continue to stress the more premium-structured defensive bonds, as worries about credit quality will continue throughout the year. During the period, we were overweighted in the essential revenue, general obligation and education sectors. In the coming months, we will continue our overweight in at least two of these three sectors--essential revenue and education. We will monitor the general obligation area, where we anticipate weaker credit quality as states, such as California, and even cities, such as New York, see their credit ratings downgraded. We anticipate debt from North Carolina and Georgia to remain quality opportunities.




(1.) Weightings represent percentages of net assets as of the dates indicated.
     As of March 31, 2002, Wisconsin State Transportation Authority and Snohomish County (Washington) School District represented 1.0% and 1.2% of net assets applicable to common shareholders, respectively. The Fund's portfolio is actively managed and its composition will vary over time.


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4                                                    UBS Global Asset Management

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INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO REVIEW

AVERAGE ANNUAL RETURNS, PERIODS ENDED 3/31/02
NET ASSET VALUE RETURNS             FUND(1)               LIPPER MEDIAN(3)
--------------------------------------------------------------------------------
6 Months                            0.51%                      -0.34%
--------------------------------------------------------------------------------
1 Year                              3.84                        2.56
--------------------------------------------------------------------------------
5 Years                             6.66                        5.10
--------------------------------------------------------------------------------
Since Inception 6/8/93              5.47                        4.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET PRICE RETURNS                FUND(2)               LIPPER MEDIAN(3)
--------------------------------------------------------------------------------
6 Months                            2.16%                       0.95%
--------------------------------------------------------------------------------
1 Year                              8.04                        5.54
--------------------------------------------------------------------------------
5 Years                             8.34                        6.39
--------------------------------------------------------------------------------
Since Inception 6/8/93              4.82                        5.95
--------------------------------------------------------------------------------
(1) NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates.

(2) Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

(3)  Lipper Insured Municipal Debt Funds (Leveraged) Median.

     Inception returns for Lipper Median are shown as of nearest month-end of the Fund's inception: May 31, 1993. Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized and do not include brokerage commissions.

SHARE PRICE, DIVIDEND AND YIELD, 3/31/02
--------------------------------------------------------------------------------
Net Asset Value                       $15.15
--------------------------------------------------------------------------------
Market Price                          $13.42
--------------------------------------------------------------------------------
March 2002 Dividend                   $0.065
--------------------------------------------------------------------------------
12-Mo. Dividend (ended 3/31/02)       $0.730
--------------------------------------------------------------------------------
Market Yield*                          5.81%
--------------------------------------------------------------------------------
NAV Yield*                             5.15%
--------------------------------------------------------------------------------
IPO Yield*                             5.20%
--------------------------------------------------------------------------------
* Market yield is calculated by multiplying the March distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the March distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.


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UBS Global Asset Management                                                    5

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INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO STATISTICS

CHARACTERISTICS*                 3/31/02                                 9/30/01
--------------------------------------------------------------------------------
Net Assets (mm)               $312.6                                     $318.5
--------------------------------------------------------------------------------
Weighted Average Maturity      12.27 yrs                               12.96 yrs
--------------------------------------------------------------------------------
Weighted Average Duration       3.92 yrs                                3.48 yrs
--------------------------------------------------------------------------------
Weighted Average Coupon          5.412%                                    5.77%
--------------------------------------------------------------------------------
AMT Paper                        0%                                           0%
--------------------------------------------------------------------------------
Leverage**                      32%                                          32%
--------------------------------------------------------------------------------
Callable/Maturing
 Within Five Years              30.5%                                      31.1%
--------------------------------------------------------------------------------
Callable/Maturing
 Beyond Five Years              69.5%                                      68.9%
--------------------------------------------------------------------------------

TOP TEN STATES*                  3/31/02                                 9/30/01
--------------------------------------------------------------------------------
Texas                           27.2%      Texas                           25.4%
--------------------------------------------------------------------------------
Pennsylvania                    14.9       Illinois                        21.1
--------------------------------------------------------------------------------
Illinois                        13.2       Pennsylvania                    16.0
--------------------------------------------------------------------------------
Rhode Island                    10.6       Rhode Island                    10.5
--------------------------------------------------------------------------------
Indiana                          7.2       Nevada                           8.2
--------------------------------------------------------------------------------
Washington                       6.9       Indiana                          7.1
--------------------------------------------------------------------------------
Kentucky                         6.2       Kentucky                         6.6
--------------------------------------------------------------------------------
California                       6.0       California                       5.0
--------------------------------------------------------------------------------
Alabama                          4.8       Alabama                          4.8
--------------------------------------------------------------------------------
Louisiana                        4.7       Louisiana                        4.5
--------------------------------------------------------------------------------
TOTAL                          101.7%      TOTAL                          109.2%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                3/31/02                                 9/30/01
--------------------------------------------------------------------------------
Water                           30.9%      Water                           33.0%
--------------------------------------------------------------------------------
Power                           29.0       Power                           26.3
--------------------------------------------------------------------------------
Hospital                        22.9       Hospital                        24.7
--------------------------------------------------------------------------------
Sales Tax                       14.8       Sales Tax                       15.9
--------------------------------------------------------------------------------
General Obligations             12.1       General Obligations             14.0
--------------------------------------------------------------------------------
TOTAL                          109.7%      TOTAL                          113.9%
--------------------------------------------------------------------------------

CREDIT QUALITY*                  3/31/02                                 9/30/01
--------------------------------------------------------------------------------
AAA/Aaa                        140.3%                                     142.9%
--------------------------------------------------------------------------------
SP-1/MIG-1                       5.8                                        1.5
--------------------------------------------------------------------------------
A1/P1                            0.9                                        0.6
--------------------------------------------------------------------------------
Other Assets in Excess of
Liabilities                      1.0                                        2.1
--------------------------------------------------------------------------------
Liquidation Value of Auction
--------------------------------------------------------------------------------
Preferred Shares               (48.0)                                     (47.1)
--------------------------------------------------------------------------------
TOTAL                          100.0%                                     100.0%
--------------------------------------------------------------------------------
* Weightings represent percentages of net assets applicable to common shareholders as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
** As a percentage of total net assets.


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6                                                    UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,(2) please contact your financial advisor or visit us at www.ubs.com.

Sincerely,


/s/ Brian M. Storms

Brian M. Storms
PRESIDENT
Insured Municipal Income Fund Inc.
PRESIDENT AND CHIEF OPERATING OFFICER
UBS Global Asset Management (US) Inc.


/s/ William Veronda

William Veronda
PORTFOLIO MANAGER
Insured Municipal Income Fund Inc.
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.




(2.) Mutual funds are sold by prospectus only. The prospectuses for the fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.



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UBS Global Asset Management                                                    7

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INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--140.31%

ALABAMA--4.83%
$ 1,590  Alabama Water Pollution
           Control Authority
           Revolving Fund Loan
           Series A (AMBAC Insured)        Aaa       AAA       08/15/17      6.750%     $ 1,732,130
----------------------------------------------------------------------------------------------------
  5,400  Birmingham Baptist Medical
           Center-Special Care Facilities
           Financing Authority Revenue-
           Series A (MBIA Insured)         Aaa       AAA       08/15/23      5.500        5,402,484
  8,000  Jefferson County Sewer
           Revenue-Series A
           (FGIC Insured)                  Aaa       AAA       02/01/27      5.375        7,949,440
----------------------------------------------------------------------------------------------------
                                                                                         15,084,054
----------------------------------------------------------------------------------------------------
CALIFORNIA--5.01%
  4,000  California State Department
           of Water Resources
           Water Revenue
           Series W (FSA Insured)          Aaa       AAA       12/01/14      5.500        4,326,560
----------------------------------------------------------------------------------------------------
     30  California State General
           Obligation (FGIC Insured)       Aaa       AAA       11/01/12      7.000           33,525
----------------------------------------------------------------------------------------------------
    970  California State General
           Obligation (Pre-refunded
           with U.S. Government
           Securities to 11/01/04
           @ 102) (FGIC Insured)           Aaa       AAA       11/01/12      7.000        1,090,299
----------------------------------------------------------------------------------------------------
  1,585  Contra Costa Water District
           Water Revenue
           Series F (FGIC Insured)         Aaa       AAA       10/01/13      6.000        1,640,855
----------------------------------------------------------------------------------------------------
  2,000  Long Beach Finance Authority
           Lease Revenue-Aquarium
           of the South Pacific
           (AMBAC Insured)                 Aaa       AAA       11/01/15      5.500        2,120,720
----------------------------------------------------------------------------------------------------
  2,250  Los Angeles Wastewater
           System Revenue-Series A
           (MBIA Insured)                  Aaa       AAA       06/01/20      5.700        2,292,368
----------------------------------------------------------------------------------------------------
  4,000  San Francisco City & County
           Airport Commission
           International Airport
           Second Series 27B
           (FGIC Insured)                  Aaa       AAA       05/01/15      5.250        4,140,120
----------------------------------------------------------------------------------------------------
                                                                                         15,644,447
----------------------------------------------------------------------------------------------------
COLORADO--1.26%
  5,000  E-470 Public Highway Authority
           Revenue-Capital Appreciation
           Series B (MBIA Insured)         Aaa       AAA       09/01/07      5.330@       3,940,700
----------------------------------------------------------------------------------------------------




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8                                                    UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

DELAWARE--3.26%
$10,000  Delaware State Economic
           Development Authority
           Pollution Control Revenue
           Delmarva Power-Series B
           (MBIA Insured)                  Aaa       AAA       06/01/21      5.900%     $10,195,200
----------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.38%
  4,000  District of Columbia Hospital
           Revenue-Medlantic
           Healthcare-Series A
           (Escrowed to Maturity)
           (MBIA Insured)                  Aaa       AAA       08/15/14      5.750        4,312,600
----------------------------------------------------------------------------------------------------
HAWAII--1.04%
  3,000  Hawaii State General
           Obligation-Series CY
           (FSA Insured)                   Aaa       AAA       02/01/14      5.750        3,246,480
----------------------------------------------------------------------------------------------------
ILLINOIS--13.21%
  8,000  Central Lake County Joint
           Action Water Agency
           Interim Water Revenue
           (FGIC Insured)                  Aaa       AAA       05/01/20      5.375        8,007,440
----------------------------------------------------------------------------------------------------
  8,400  Chicago O'Hare International
           Airport Revenue-Second Lien
           Series A (MBIA Insured)         Aaa       AAA       01/01/15      6.375        8,969,100
----------------------------------------------------------------------------------------------------
  3,000  Chicago O'Hare International
           Airport Revenue-Second Lien
           Series B (MBIA Insured)         Aaa       AAA       01/01/15      5.500        3,055,740
----------------------------------------------------------------------------------------------------
  1,000  Chicago Project & Refunding
           Series A (MBIA Insured)         Aaa       AAA       01/01/14      5.500        1,046,020
----------------------------------------------------------------------------------------------------
  4,600  Chicago Public Building
           Commission-Building Revenue
           Series A (Pre-refunded with U.S.
           Government Securities
           to 12/01/03 @ 102)
           (MBIA Insured)                  Aaa       AAA       12/01/18      5.750        4,913,030
----------------------------------------------------------------------------------------------------
  4,000  Illinois Development Finance
           Authority Pollution Control
           Revenue-Commonwealth
           Edison Co. Project-Series D
           (AMBAC Insured)                 Aaa       AAA       03/01/15      6.750        4,377,720
----------------------------------------------------------------------------------------------------
  4,500  Illinois Health Facilities
           Authority Revenue-Franciscan
           Sisters Health Care-Series C
           (Escrowed to Maturity)
           (MBIA Insured)                  Aaa       AAA       09/01/18      5.750        4,849,155
----------------------------------------------------------------------------------------------------
  3,000  Kane McHenry Cook &
           De Kalb Counties-United
           School District No. 300
           (MBIA Insured)                  Aaa       AAA       12/01/15      5.500        3,127,740
----------------------------------------------------------------------------------------------------


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UBS Global Asset Management                                                    9

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILLINOIS--(CONCLUDED)
$ 2,000  Regional Transportation
           Authority-Series A
           (Pre-refunded with U.S.
           Government Securities
           to 06/01/03 @ 102)
           (FGIC Insured)                  Aaa       AAA       06/01/23      5.850%     $ 2,119,820
----------------------------------------------------------------------------------------------------
    750  Regional Transportation
           Authority-Series C
           (Pre-refunded with U.S.
           Government Securities
           to 06/01/04 @ 102)
           (FGIC Insured)                  Aaa       AAA       06/01/25      7.100          828,007
----------------------------------------------------------------------------------------------------
                                                                                         41,293,772
----------------------------------------------------------------------------------------------------
INDIANA--7.15%
  2,500  Indiana Health Facilities
           Financing Authority
           Hospital Revenue
           Columbus Regional
           Hospital (FSA Insured)          Aaa       AAA       08/15/22      5.500        2,496,800
----------------------------------------------------------------------------------------------------
  7,835  Indianapolis Gas & Utilities
           Revenue-Series A
           (FGIC Insured)                  Aaa       AAA       06/01/21      5.375        7,835,470
----------------------------------------------------------------------------------------------------
 12,000  Marion County Convention
           Center and Recreational
           Facilities Authority-Excise
           Tax Revenue-Lease Rental-
           Series A (AMBAC Insured)        Aaa       AAA       06/01/21      5.500       12,017,880
----------------------------------------------------------------------------------------------------
                                                                                         22,350,150
----------------------------------------------------------------------------------------------------
IOWA--1.49%
  4,625  Ames Hospital Revenue
           Mary Greeley Medical
           Center Project
           (AMBAC Insured)                 Aaa       AAA       08/15/22      5.750        4,659,919
----------------------------------------------------------------------------------------------------
KENTUCKY--6.21%
 17,530  Louisville & Jefferson County
           Metropolitan Sewer District
           Sewer & Drain System
           Series A (Pre-refunded with
           U.S. Government Securities                          05/15/24      6.500
           to 11/15/04 @ 102)                                     to           to
           (AMBAC Insured)                 Aaa       AAA       05/15/25      6.750       19,399,792
----------------------------------------------------------------------------------------------------
LOUISIANA--4.56%
 10,500  Louisiana Public Facilities
           Authority Revenue-Alton                             05/15/11      5.750
           Oschner Medical Foundation                             to           to
           (MBIA Insured)                  Aaa       AAA       05/15/17      6.000       10,545,750
----------------------------------------------------------------------------------------------------


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10                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

LOUISIANA--(CONCLUDED)
$ 1,710  Louisiana Public Facilities
           Authority Revenue
           Tulane University
           Series A-1 (FGIC Insured)       Aaa       AAA       02/15/18      5.750%     $ 1,744,816
----------------------------------------------------------------------------------------------------
  1,870  Louisiana Public Facilities
           Authority Revenue
           Tulane University
           Series A-1 (Pre-refunded with
           U.S. Government Securities
           to 02/15/03 @ 102)
           (FGIC Insured)                  Aaa       AAA       02/15/18      5.750        1,965,314
----------------------------------------------------------------------------------------------------
                                                                                         14,255,880
----------------------------------------------------------------------------------------------------
MAINE--3.09%
  4,785  Maine Health & Higher
           Educational Facilities
           Authority Revenue Series A
           (FSA Insured)                   Aaa       AAA       07/01/23      5.500        4,899,601
----------------------------------------------------------------------------------------------------
  3,105  Maine Health & Higher
           Educational Facilities
           Authority Revenue-Series A
           (Escrowed to Maturity)
           (FSA Insured)                   Aaa       AAA       07/01/23      5.500        3,108,384
  1,500  Maine Health & Higher
           Educational Facilities
           Authority Revenue-Series B
           (Pre-refunded with U.S.
           Government Securities to
           07/01/04 @ 102)
           (FSA Insured)                   Aaa       AAA       07/01/24      7.000        1,656,975
----------------------------------------------------------------------------------------------------
                                                                                          9,664,960
----------------------------------------------------------------------------------------------------
MICHIGAN--2.02%
  6,255  Michigan State Housing
           Development Authority
           Rental Housing Revenue
           Series A (AMBAC Insured)        Aaa       AAA       04/01/23      5.900        6,318,301
----------------------------------------------------------------------------------------------------
NEVADA--4.42%
  2,000  Clark County Sanitation
           District (FGIC Insured)         Aaa       AAA       07/01/11      5.700        2,086,880
----------------------------------------------------------------------------------------------------
 11,500  Washoe County Water
           Facilities Revenue
           Sierra Pacific Power Co.
           Project-Series A
           (MBIA Insured)                  Aaa       AAA       06/01/23      5.900       11,738,625
----------------------------------------------------------------------------------------------------
                                                                                         13,825,505
----------------------------------------------------------------------------------------------------


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UBS Global Asset Management                                                   11

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEW HAMPSHIRE--1.61%
$ 5,000  New Hampshire Higher
           Educational & Health
           Facilities Authority Revenue
           Lakes Region Hospital
           Association (FGIC Insured)      Aaa       AAA       01/01/17     5.500%      $ 5,028,700
----------------------------------------------------------------------------------------------------
NEW JERSEY--1.75%
  5,000  Salem County Industrial
           Pollution Control Financing
           Authority Revenue
           Public Service Electric & Gas
           Series D (MBIA Insured)         Aaa       AAA       10/01/29      6.550        5,459,650
----------------------------------------------------------------------------------------------------
NEW MEXICO--4.53%
  8,850  Gallup Pollution Control
           Revenue-Plains Electric
           Generation (MBIA Insured)       Aaa       AAA       08/15/17      6.650        9,136,032
----------------------------------------------------------------------------------------------------
  4,700  Santa Fe Revenue
           (Pre-refunded with U.S.
           Government Securities to
           06/01/04 @ 100)
           (AMBAC Insured)                 Aaa       AAA       06/01/24      6.300        5,023,266
----------------------------------------------------------------------------------------------------
                                                                                         14,159,298
----------------------------------------------------------------------------------------------------
NEW YORK--1.75%
  2,000  Long Island Power Authority
           Electric System Revenue
           Series A (FSA Insured)          Aaa       AAA       12/01/22      5.125        1,958,660
----------------------------------------------------------------------------------------------------
  2,115  New York City General
           Obligation Series J
           (MBIA Insured)                  Aaa       AAA       08/01/13      5.375        2,208,123
----------------------------------------------------------------------------------------------------
  1,250  New York State Thruway
           Authority-Highway & Bridge
           Trust Fund-Series C
           (FGIC Insured)                  Aaa       AAA       04/01/10      5.250        1,311,138
----------------------------------------------------------------------------------------------------
                                                                                          5,477,921
----------------------------------------------------------------------------------------------------
OHIO--1.70%
  3,000  Cleveland Public Power
           System Revenue-First
           Mortgage-Series A
           (Pre-refunded with U.S.
           Government Securities to
           11/15/04 @ 102)
           (MBIA Insured)                  Aaa       AAA       11/15/24      7.000        3,351,420
----------------------------------------------------------------------------------------------------
  1,870  Ohio Water Development
           Authority-Pollution Control
           Facilities Revenue-Water
           Control Loan Fund-Water
           Quality Series (MBIA Insured)   Aaa       AAA       06/01/13      5.500        1,958,956
----------------------------------------------------------------------------------------------------
                                                                                          5,310,376
----------------------------------------------------------------------------------------------------


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12                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

PENNSYLVANIA--14.94%
$  6,130 North Wales Water Authority
           Series A (FGIC Insured)         Aaa       AAA       11/01/16      5.500%     $ 6,275,526
----------------------------------------------------------------------------------------------------
 16,435  Pennsylvania Intergovernmental
           Cooperative Authority
           Special Tax Revenue
           Philadelphia Funding Program
           (Pre-refunded with U.S.
           Government Securities to                            06/15/15      5.600
           06/15/03 @ 100)                                        to           to
           (MBIA Insured)                  Aaa       AAA       06/15/23      5.625       17,064,286
----------------------------------------------------------------------------------------------------
  2,675  Pennsylvania Intergovernmental
           Cooperative Authority
           Special Tax Revenue
           Philadelphia Funding Program
           (Pre-refunded with U.S.
           Government Securities to
           06/15/05 @ 100)
           (FGIC Insured)                  Aaa       AAA       06/15/14      7.000        2,956,811
----------------------------------------------------------------------------------------------------
  2,000  Philadelphia General                                  03/15/13
           Obligation                                             to
           (FSA Insured)                   Aaa       AAA       03/15/14      5.250        2,064,920
----------------------------------------------------------------------------------------------------
  3,750  Philadelphia School District
           Series A (MBIA Insured)         Aaa       AAA       04/01/16      5.250        3,793,800
----------------------------------------------------------------------------------------------------
5,885  Philadelphia Water &
           Wastewater Revenue
           (FSA Insured)                   Aaa       AAA       06/15/15      5.500        6,000,640
----------------------------------------------------------------------------------------------------
  8,085  Philadelphia Water &
           Wastewater Revenue
           (Pre-refunded
           with U.S. Government
           Securities to 06/15/03 @ 102)
           (FSA Insured)                   Aaa       AAA       06/15/15      5.500        8,540,186
----------------------------------------------------------------------------------------------------
                                                                                         46,696,169
----------------------------------------------------------------------------------------------------
RHODE ISLAND--10.62%
 14,000  Rhode Island Convention
           Center Authority-Series A
           (Pre-refunded with U.S.
           Government Securities
           to 05/15/03 @ 102)
           (AMBAC Insured)                 Aaa       AAA       05/15/27      5.750       14,803,180
----------------------------------------------------------------------------------------------------
 10,000  Rhode Island Depositors
           Economic Protection Corp.
           Special Obligation-Series A
           (Escrowed to Maturity)
           (FSA Insured)                   Aaa       AAA       08/01/14      5.750       10,974,100
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

RHODE ISLAND--(CONCLUDED)
$ 7,000  Rhode Island Depositors
           Economic Protection Corp.
           Special Obligation-Series B
           (Pre-refunded with
           U.S. Government Securities
           to 02/01/11 @ 100)
           (MBIA Insured)                  Aaa       AAA       08/01/21      5.250%     $ 7,405,230
----------------------------------------------------------------------------------------------------
                                                                                         33,182,510
----------------------------------------------------------------------------------------------------
SOUTH CAROLINA--2.50%
  2,625  Charleston County Hospital
           Facilities Revenue-Bon
           Secours Health System Project
           (Escrowed to Maturity)
           (FSA Insured)                   Aaa       AAA       08/15/25      5.625        2,777,749
----------------------------------------------------------------------------------------------------
  5,000  South Carolina Public Service
           Authority Revenue-Series A
           (MBIA Insured)                  Aaa       AAA       07/01/21      5.500        5,023,650
----------------------------------------------------------------------------------------------------
                                                                                          7,801,399
----------------------------------------------------------------------------------------------------
TENNESSEE--1.61%
  5,000  Sullivan County Health
           Educational & Housing Facilities
           Board Revenue-Holston Valley
           Health (MBIA Insured)           Aaa       AAA       02/15/20      5.750        5,043,100
----------------------------------------------------------------------------------------------------
TEXAS--26.89%
  7,000  Austin Utilities System Revenue
           (AMBAC Insured)                 Aaa       AAA       11/15/16      5.750        7,094,990
----------------------------------------------------------------------------------------------------
  7,945  Bexar Metropolitan Water
           District Waterworks System
           Revenue (MBIA Insured)          Aaa       AAA       05/01/22      5.875        8,171,035
----------------------------------------------------------------------------------------------------
  5,730  Bexar Metropolitan Water
           District Waterworks
           System Revenue (Pre-refunded
           with U.S. Government Securities
           to 05/01/05 @ 102)
           (MBIA Insured)                  Aaa       AAA       05/01/22      5.875        6,234,756
----------------------------------------------------------------------------------------------------
  8,720  Colorado River Municipal
           Water District Water
           Revenue (AMBAC Insured)         Aaa       AAA       01/01/21      5.150        8,394,483
----------------------------------------------------------------------------------------------------
  3,000  Harris County Toll Road
           Sub-Lien (FGIC Insured)         Aaa       AAA       08/01/09      6.000        3,302,100
----------------------------------------------------------------------------------------------------
  6,000  Houston Water & Sewer
           System Revenue-Junior
           Lien-Series A (FSA Insured)     Aaa       AAA       12/01/15      5.500        6,218,100
----------------------------------------------------------------------------------------------------
  7,000  Houston Water & Sewer
           System Revenue-Junior
           Lien-Series C (FGIC Insured)    Aaa       AAA       12/01/22      5.250        6,878,200
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

TEXAS--(CONCLUDED)
$ 3,620  Lower Colorado River
           Authority Revenue Series B
           (FSA Insured)                   Aaa       AAA       05/15/13      6.000%     $ 3,921,220
----------------------------------------------------------------------------------------------------
 10,000  Lubbock Health Facilities
           Development Corp.-Hospital
           Revenue-Methodist Hospital-
           Series A (Pre-refunded with U.S.
           Government Securities to
           12/01/05 @ 100)
           (AMBAC Insured)                 Aaa       AAA       12/01/22      5.900       10,806,000
----------------------------------------------------------------------------------------------------
  9,005  Matagorda County Navigation
           District No. 1 Revenue-Houston
           Light & Power-Series A
           (AMBAC Insured)                 Aaa       AAA       03/01/27      6.700        9,215,357
----------------------------------------------------------------------------------------------------
  9,500  San Antonio Electric & Gas
           Revenue-Capital
           Appreciation-Series A
           (Escrowed to Maturity)
           (AMBAC Insured)                 Aaa       AAA       02/01/05      3.280@       8,560,070
----------------------------------------------------------------------------------------------------
    155  San Antonio Water Revenue
           (MBIA Insured)                  Aaa       AAA       05/15/16      6.000          168,800
----------------------------------------------------------------------------------------------------
    720  San Antonio Water Revenue
           (Pre-refunded with U.S.
           Government Securities to
           05/15/07 @ 100)
           (MBIA Insured)                  Aaa       AAA       05/15/16      6.000          789,213
----------------------------------------------------------------------------------------------------
  4,170  Williamson County General
           Obligation (FSA Insured)        Aaa       AAA       02/15/17      5.500        4,284,675
----------------------------------------------------------------------------------------------------
                                                                                         84,038,999
----------------------------------------------------------------------------------------------------
WASHINGTON--6.92%
  3,220  Cowlitz County                                        12/01/15
           School District                                        to
           No. 458 Kelso                   Aaa       NR        12/01/18      5.750        3,419,593
----------------------------------------------------------------------------------------------------
  2,175  Energy Northwest Electric
           Revenue-Project No. 1
           Series A (MBIA Insured)         Aaa       AAA       07/01/15      5.750        2,311,655
----------------------------------------------------------------------------------------------------
  2,000  King County School District
           No. 403 Renton
           (FGIC Insured)                  Aaa       AAA       12/01/14      5.250        2,031,440
----------------------------------------------------------------------------------------------------
  2,555  King County School District
           No. 411 Issaquah
           (FSA Insured)                   Aaa       AAA       12/01/13      5.500        2,725,035
----------------------------------------------------------------------------------------------------
  2,170  King County Sewer Revenue
           (FGIC Insured)                  Aaa       AAA       01/01/14      5.250        2,228,178
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS--(CONCLUDED)

WASHINGTON--(CONCLUDED)
$ 5,000  Metropolitan Seattle Sewer
           Revenue-Series W
           (Pre-refunded with U.S.
           Government Securities
           to 01/01/03 @ 102)
           (MBIA Insured)                  Aaa       AAA       01/01/33      6.300%     $ 5,256,200
----------------------------------------------------------------------------------------------------
  3,625  Snohomish County School
           District No. 015 Edmonds
           (FGIC Insured)                  Aaa       AAA       12/01/15      5.250        3,664,694
----------------------------------------------------------------------------------------------------
                                                                                         21,636,795
----------------------------------------------------------------------------------------------------
WEST VIRGINIA--3.99%
 10,000  Marshall County Pollution
           Control Revenue - Ohio
           Power Project-Series D
           (MBIA Insured)                  Aaa       AAA       04/01/22      5.900       10,180,900
----------------------------------------------------------------------------------------------------
  2,245  West Virginia Water
           Development Authority
           Water Development
           Revenue Loan Program II
           Series A-II (FSA Insured)       Aaa       AAA       11/01/29      5.750        2,302,584
----------------------------------------------------------------------------------------------------
                                                                                         12,483,484
----------------------------------------------------------------------------------------------------
WISCONSIN--2.57%
  1,500  Wisconsin Health & Educational
           Facilities Authority Revenue
           Bellin Memorial Hospital
           (AMBAC Insured)                 Aaa       AAA       02/15/19      5.500        1,501,875
----------------------------------------------------------------------------------------------------
  3,500  Wisconsin State Health &
           Educational Facilities
           Authority Revenue-Hospital
           Sisters Health Services
           (MBIA Insured)                  Aaa       AAA       06/01/18      5.375        3,479,175
----------------------------------------------------------------------------------------------------
  3,000  Wisconsin State Transportation
           Revenue-Series A
           (MBIA Insured)                  Aaa       AAA       07/01/15      5.500        3,056,970
----------------------------------------------------------------------------------------------------
                                                                                          8,038,020
----------------------------------------------------------------------------------------------------
Total Long-Term Municipal Bonds (cost--$419,565,637)                                    438,548,181
----------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL NOTES--6.68%

ALASKA--2.14%
  6,700  Valdez Marine Terminal
           Revenue Exxon
           Pipeline Co. Project
           Series B                        VMIG-1    A-1+      04/01/02      1.350*       6,700,000
----------------------------------------------------------------------------------------------------
ARIZONA--0.38%
  1,200  Maricopa County Pollution
           Control Revenue-Arizona
           Public Service Co.-Series F     P1        A-1+      04/01/02      1.500*       1,200,000
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONTINUED)

CALIFORNIA--1.02%
 $3,200  Los Angeles Water & Power
           Revenue-Subseries B-6           VMIG-1    A-1+      04/01/02      1.450%*    $ 3,200,000
----------------------------------------------------------------------------------------------------
FLORIDA--0.03%
    100  Pinellas County Health
           Facilities Authority Revenue
           Pooled Hospital Loan
           Program (AMBAC Insured)         VMIG-1    A-1+      04/01/02      1.450*         100,000
----------------------------------------------------------------------------------------------------
LOUISIANA--0.13%
    400  Louisiana Public Facilities
           Authority Revenue
           Industrial Development
           Kenner Hotel Ltd.               P1        NR        04/01/02      1.350*         400,000
----------------------------------------------------------------------------------------------------
MICHIGAN--0.13%
    400  University of Michigan-Medical
           Service Plan-Series             AVMIG-1   A-1+      04/01/02      1.450*         400,000
----------------------------------------------------------------------------------------------------
MISSOURI--0.67%
  2,100  Missouri Development
           Financing Board-Cultural
           Facilities Revenue-Nelson
           Gallery Foundation-Series B
           (MBIA Insured)                  VMIG-1    A-1+      04/01/02      1.500*       2,100,000
----------------------------------------------------------------------------------------------------
NEW YORK--1.60%
  5,000  New York City Transitional
           Financing Authority Revenue
           Future Tax Secured-Series C     VMIG-1    A-1+      04/01/02      1.400*       5,000,000
----------------------------------------------------------------------------------------------------
TENNESSEE--0.19%
    500  Metropolitan Nashville Airport
           Authority-Special Facilities
           Revenue-American Airlines
           Project-Series A                NR        A-1+      04/01/02      1.400*         500,000
----------------------------------------------------------------------------------------------------
    100  Metropolitan Nashville Airport
           Authority-Special Facilities
           Revenue-American Airlines
           Project-Series B                NR        A-1+      04/01/02      1.400*         100,000
----------------------------------------------------------------------------------------------------
                                                                                            600,000
----------------------------------------------------------------------------------------------------
TEXAS--0.29%
    100  Guadalupe-Blanco River
           Authority-Pollution Control
           Revenue-Central Power &
           Light Co. Project               VMIG-1    A-1+      04/01/02      1.450*         100,000
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS -- (CONCLUDED)

Principal                                Moody's      S&P
 Amount                                  Rating     Rating     Maturity    Interest
  (000)                                (unaudited)(unaudited)   Dates       Rates           Value
----------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES--(CONCLUDED)

TEXAS--(CONCLUDED)
  $ 690  Harris County Health Facilities
           Development Corp. Revenue
           St. Luke's Episcopal Hospital
           Series B                        NR        A-1+      04/01/02      1.500%*     $  690,000
----------------------------------------------------------------------------------------------------
    100  Harris County Industrial
           Development Corp.
           Pollution Control Revenue       VMIG-1    A-1+      04/01/02      1.450*         100,000
----------------------------------------------------------------------------------------------------
                                                                                            890,000
----------------------------------------------------------------------------------------------------
WYOMING--0.10%
    300  Uinta County Pollution
           Control Revenue-Amoco
           Project                         VMIG-1    A-1+      04/01/02      1.350*         300,000
----------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost--$20,890,000)                                     20,890,000
----------------------------------------------------------------------------------------------------
Total Investments (cost--$440,455,637)--146.99%                                         459,438,181
----------------------------------------------------------------------------------------------------
Other assets in excess of liabilities--1.00%                                              3,113,687
----------------------------------------------------------------------------------------------------
Liquidation value of Auction Preferred Shares--(47.99%)                                (150,000,000)
----------------------------------------------------------------------------------------------------
Net Assets applicable to common shareholders--100.00%                                  $312,551,868
----------------------------------------------------------------------------------------------------

* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of March 31, 2002.
@ Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
     NR -- Not Rated.
  AMBAC -- American Municipal Bond Assurance Corporation
   FGIC -- Financial Guaranty Insurance Company
    FSA -- Financial Security Assurance Incorporated
   MBIA -- Municipal Bond Investors Assurance



                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES -- MARCH 31, 2002


ASSETS:
Investments in securities, at value (cost--$440,455,637)            $459,438,181
--------------------------------------------------------------------------------
Cash                                                                      11,936
--------------------------------------------------------------------------------
Interest receivable                                                    7,004,019
--------------------------------------------------------------------------------
Other assets                                                              29,353
--------------------------------------------------------------------------------
Total assets                                                         466,483,489
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      3,168,640
--------------------------------------------------------------------------------
Payable to investment advisor and adminstrator                           306,743
--------------------------------------------------------------------------------
Dividends payable to preferred shareholders                               82,808
--------------------------------------------------------------------------------
Accrued expenses and other liabilities                                   373,430
--------------------------------------------------------------------------------
Total liabilities                                                      3,931,621
--------------------------------------------------------------------------------
Auction Preferred Shares Series A, B, C, & D--3,000
 non-participating shares authorized, issued and outstanding;
 $0.001 par value; $50,000 liquidation value per share               150,000,000
--------------------------------------------------------------------------------
Net assets applicable to common shareholders                        $312,551,868
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common Stock--$0.001 par value; 199,997,000 shares authorized;
 20,628,363 shares issued and outstanding                           302,699,678
--------------------------------------------------------------------------------
Undistributed net investment income                                   2,641,923
--------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions          (ll,772,277)
Net unrealized appreciation of investments                           18,982,544
--------------------------------------------------------------------------------
Net assets applicable to common shareholders                       $312,551,868
--------------------------------------------------------------------------------
Net asset value per common share ($312,551,868 applicable to
 20,628,363 common shares outstanding)                                   $15.15
--------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS



                                                                   For the Year
                                                                       Ended
                                                                     March 31,
                                                                       2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $25,320,802
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration                                4,198,972
--------------------------------------------------------------------------------
Auction Preferred Shares expenses                                       418,275
--------------------------------------------------------------------------------
Custody and accounting                                                  279,935
--------------------------------------------------------------------------------
Professional fees                                                        72,705
--------------------------------------------------------------------------------
Reports and notices to shareholders                                      61,217
--------------------------------------------------------------------------------
Transfer agency fees                                                     22,139
--------------------------------------------------------------------------------
Directors' fees                                                           8,597
--------------------------------------------------------------------------------
Other expenses                                                           36,769
--------------------------------------------------------------------------------
                                                                      5,098,609
--------------------------------------------------------------------------------
Less: Fee waivers from advisor                                         (583,198)
--------------------------------------------------------------------------------
Net expenses                                                          4,515,411
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                20,805,391
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions                        2,513,664
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments    (7,763,702)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES          (5,250,038)
--------------------------------------------------------------------------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME       (3,512,387)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
 RESULTING FROM OPERATIONS                                          $12,042,966
--------------------------------------------------------------------------------



                 See accompanying notes to financial statements.



--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

                                                         For the Years Ended
                                                               March 31,
                                                     ---------------------------
                                                         2002            2001
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                $20,805,391    $21,386,612
--------------------------------------------------------------------------------
Net realized gains from investment transactions        2,513,664        501,319
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation
 of investments                                       (7,763,702)    15,817,202
--------------------------------------------------------------------------------
Dividends to preferred shareholders from net
 investment income                                    (3,512,387)    (6,418,525)
--------------------------------------------------------------------------------
Net increase in net assets applicable to common
 shareholders resulting from operations               12,042,966     31,286,608
--------------------------------------------------------------------------------
DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                (15,058,705)   (15,595,048)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets                 (3,015,739)    15,691,560
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                    315,567,607    299,876,047
--------------------------------------------------------------------------------
End of year (including undistributed net investment
 income of $2,641,923 and $431,123, respectively)   $312,551,868   $315,567,607
--------------------------------------------------------------------------------



                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS



                                                                      For the
                                                                    Year Ended
                                                                     March 31,
                                                                       2002
--------------------------------------------------------------------------------
CASH FLOWS PROVIDED FROM (USED FOR) OPERATING ACTIVITIES:
Interest received                                                  $ 25,588,960
--------------------------------------------------------------------------------
Expenses paid (net of fee waivers)                                   (4,482,265)
--------------------------------------------------------------------------------
Dividends paid from net investment income to preferred shareholders  (3,644,513)
--------------------------------------------------------------------------------
Purchase of short-term portfolio investments, net                   (12,790,000)
--------------------------------------------------------------------------------
Purchase of long-term portfolio investments                         (61,930,708)
--------------------------------------------------------------------------------
Sale of long-term portfolio investments                              72,271,348
--------------------------------------------------------------------------------
Net cash provided from operating activities                          15,012,822
--------------------------------------------------------------------------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common shareholders    (15,058,705)
--------------------------------------------------------------------------------
Net decrease in cash                                                    (45,883)
--------------------------------------------------------------------------------
Cash at beginning of year                                                57,819
--------------------------------------------------------------------------------
Cash at end of year                                                $     11,936
--------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS APPLICABLE TO
 COMMON SHAREHOLDERS RESULTING FROM OPERATIONS TO NET CASH
 PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders
 resulting from operations                                         $ 12,042,966
--------------------------------------------------------------------------------
Increase in investments, at value                                      (505,026)
--------------------------------------------------------------------------------
Decrease in interest receivable                                         405,222
--------------------------------------------------------------------------------
Increase in other assets                                                (29,353)
--------------------------------------------------------------------------------
Increase in payable for investments purchased                         3,168,640
--------------------------------------------------------------------------------
Increase in payable to investment advisor and administrator                 389
--------------------------------------------------------------------------------
Decrease in dividends payable to preferred shareholders                (132,126)
--------------------------------------------------------------------------------
Increase in accrued expenses and other liabilities                       62,110
--------------------------------------------------------------------------------
Total adjustments                                                     2,969,856
--------------------------------------------------------------------------------
Net cash provided from operating activities                        $ 15,012,822
--------------------------------------------------------------------------------



                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred shares. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

INSURED MUNICIPAL INCOME FUND INC.

CHANGE IN ACCOUNTING PRINCIPLE

In July 2001, a Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D") - 98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, was issued providing new guidance related to the presentation of preferred shares in financial statements. EITF D-98 is required to be applied beginning with fiscal quarters ending after December 15, 2001 on a retroactive basis, by restating the prior year's financial statements. In accordance with the announcement, the Fund has presented its auction preferred shares outside of net assets and has presented dividends to preferred shareholders on such auction preferred shares in the net change in net assets attributable to common shareholders resulting from operations for all periods presented. Therefore, beginning net assets attributable to common shareholders have been restated and dividend activity related to preferred shares has been reclassified from the capital activity in the statements of changes in net assets and the financial highlights to the operating activity. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net income or capital gains or losses to common shareholders.

CONCENTRATION OF RISK

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global Asset Management (US) Inc. ("UBS Global AM", formerly known as Brinson Advisors, Inc.) under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended March 31, 2002, UBSGlobal AM voluntarily waived $583,198 in investment advisory and administration fees from the Fund.

COMMON STOCK

There are 199,997,000 shares of $0.001 par value common stock authorized and 20,628,363 common shares outstanding at March 31, 2002.

AUCTION PREFERRED SHARES

The Fund has issued 800 shares of Auction Preferred Shares Series A, 800 shares of Auction Preferred Shares Series B, 800 shares of Auction Preferred Shares Series C and 600 shares of Auction Preferred Shares Series D, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.



--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

AUCTION PREFERRED SHARES (CONCLUDED)

Dividends, which are cumulative, are generally reset every 7 days for APS Series A, 28 days for APS Series B, 90 days for APS Series C and 7 days for APS Series
D. Dividend rates ranged from 1.200% to 4.250% for the year ended March 31, 2002.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

FEDERAL TAX STATUS

For federal income tax purposes, at March 31, 2002, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess value
 over cost) .....................................................  $9,056,520
Gross depreciation (from investments having an excess of cost
 over value) ....................................................    (733,442)
                                                                  -----------
Net unrealized appreciation of investments ......................  $8,323,078
                                                                  ===========

For the year ended March 31, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $65,099,348 and $72,271,348, respectively.

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 were as follows:

Distributions paid from:                                 2002          2001
                                                     -----------    -----------
Tax-exempt income .................................  $18,703,218    $22,126,192
                                                     -----------    -----------

Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

INSURED MUNICIPAL INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


FEDERAL TAX STATUS (CONCLUDED)

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income .................. $ 2,306,923
                                                   -----------
Accumulated earnings .............................   2,306,923
Accumulated capital and other losses .............    (695,006)
Unrealized appreciation ..........................   8,323,078
                                                   -----------
Total accumulated earnings ....................... $ 9,934,995
                                                   ===========

The differences between book-basis and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market.

At March 31, 2002, the Fund had a net capital loss carryforward of $695,006 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire on March 31, 2003. To the extent that such losses are used to offset future capital gains, such gains will not be distributed.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2002, the Fund's undistributed net investment income was decreased by $23,499 and accumulated net realized losses were decreased by $23,499.





--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:
                                          FOR THE YEARS ENDED MARCH 31,
--------------------------------------------------------------------------------
                                  2002      2001      2000      1999     1998
--------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR               $  15.30   $ 14.54   $ 15.58   $ 15.40  $ 14.10
--------------------------------------------------------------------------------
Net investment income               1.01      1.04      1.04      1.02     1.03
--------------------------------------------------------------------------------
Net realized and unrealized
gains (losses) from investment
transactions                       (0.26)     0.79     (1.05)     0.18     1.30
--------------------------------------------------------------------------------
Common share equivalent of
 dividends paid to preferred
 shareholders from net
 investment income                 (0.17)    (0.31)    (0.26)    (0.25)   (0.26)
--------------------------------------------------------------------------------
Net increase (decrease) from
 operations                         0.58      1.52     (0.27)     0.95     2.07
--------------------------------------------------------------------------------
Dividends paid to common
shareholders from net
  investment income                (0.73)    (0.76)    (0.77)    (0.77)   (0.77)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.15   $ 15.30   $ 14.54   $ 15.58  $ 15.40
--------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR       $  13.42   $ 13.11   $ 12.00   $ 14.25  $ 13.56
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)         8.04%    16.02%   (10.49)%   10.96%   19.70%
RATIO TO AVERAGE NET ASSETS
ATTRIBUTABLE TO COMMON SHARES:
--------------------------------------------------------------------------------
Total expenses, net of waivers
from advisor                        1.42%     1.44%     1.44%     1.46%    1.49%
--------------------------------------------------------------------------------
Total expenses, before waivers
from advisor                        1.61%     1.63%     1.63%     1.65%    1.74%
--------------------------------------------------------------------------------
Net investment income before
preferred stock dividends           6.57%     7.00%     7.05%     6.58%    6.84%
--------------------------------------------------------------------------------
Preferred stock dividends           1.11%     2.10%     1.75%     1.60%    1.75%
--------------------------------------------------------------------------------
Net investment income available
 to common shareholders, net of
 waivers from advisor               5.46%     4.90%     5.30%     4.98%    5.09%
--------------------------------------------------------------------------------
Net investment income available
 to common shareholders, before
 waivers from advisor               5.27%     4.71%     5.11%     4.79%    4.84%
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------
Net assets applicable to common
 shareholders, end of year
 (000's)                        $312,552  $315,568  $299,876  $321,361 $317,761
--------------------------------------------------------------------------------
Portfolio turnover rate               14%        2%        8%        5%       6%
--------------------------------------------------------------------------------
Asset coverage per share of
 preferred stock, end of year   $154,184  $155,189  $149,959  $157,120 $155,920
--------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

INSURED MUNICIPAL INCOME FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

As discussed in the Notes to Financial Statements, in 2002 the Fund changed its method of accounting for its auction preferred shares and its dividends to preferred shareholders on such auction preferred shares.



/s/ Ernst & Young LLP

New York, New York
May 3, 2002




--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.


TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (March 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the period by the Fund were federal tax-exempt interest dividends.

The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIVand will be mailed in January 2003. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Insured Municipal Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New YorkStock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which has over $75.6 billion in assets under management as of April 30, 2002.

Effective May 20, 2002, William Veronda assumed primary responsibility for the day-to-day management of the Fund. Mr. Veronda is an Executive Director and portfolio manager of UBS Global AM. Mr. Veronda joined UBS Global AM in September 1995 and has led its municipal research group since that date. Mr. Veronda previously served as the portfolio manager for PaineWebber Municipal High Income Fund from September 1995 until March 2001.

INVESTMENT POLICY CHANGES

The Fund's board approved modifications to the Fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT POLICY CHANGES (CONTINUED)

investment policy changes became effective on April 8, 2002. These changes are not expected to affect materially portfolio management.

The new 80% policy has been adopted as a "fundamental" investment policy; the Fund may not deviate from this 80% policy without shareholder approval. Many of the Fund's other investment policies are non-fundamental policies and may be changed by its board without shareholder approval. The Fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." If subsequent to an investment, the Fund's 80% policy is no longer met (E.G., bonds are called resulting in a large influx of cash), then under normal circumstances, the Fund's future investments would be made in a manner that would bring the Fund's investments back in line with the 80% threshold.

In order to place these changes in context, reproduced below are prior policies that were impacted by this change as well as new policies which replace the prior policies:

PRIOR POLICIES IMPACTED BY CHANGE:

      The Fund normally invests substantially all of its assets in a diversified portfolio of long-term Municipal Obligations that are insured as to the timely payment of both principal and interest by an entity that, at the time of investment, has a claims-paying ability rated Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO or (with respect to 20% of the Fund's total assets) that are, at the time of investment (1) backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities to ensure the timely payment of principal and interest; (2) guaranteed as to timely payment of principal and interest by an entity which has a credit rating of Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO; or (3) not insured, guaranteed or backed by escrows but rated Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO. All the Municipal Obligations described above will have, at the time of investment, ratings of Aaa from Moody's, AAA from S&P or equivalent ratings from another NRSRO or (with respect to the Municipal Obligations described in (1) above), if unrated, will have been determined by the investment advisor to be of comparable quality to Municipal Obligations that have received such ratings. In addition, the Fund under normal circumstances invests at least 65% of its total assets in income producing securities. "Long-term" means Municipal Obligations with maturities in excess of 10 years.


--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT POLICY CHANGES (CONTINUED)

      The Fund normally invests substantially all of its assets in long-term Municipal Obligations. However, in order to invest cash reserves or when, in the opinion of the investment advisor, no suitable long-term Municipal Obligations are available, the Fund may invest up to 20% of its total assets in high quality short-term Municipal Obligations that are rated, at the time of investment, no lower than MIG-2 by Moody's, SP-2 by S&P or the equivalent by another NRSRO or, if unrated, that are determined by the investment advisor to be of comparable quality to Municipal Obligations that are rated at least MIG-2 or SP-2. These short-term Municipal Obligations may include variable or floating rate demand notes and similar instruments that trade as short-term obligations. For temporary defensive purposes, the Fund may invest without limit in such short-term Municipal Obligations. In addition, if in the opinion of the investment advisor no suitable short-term Municipal Obligations are available, the Fund temporarily may hold cash and, with respect to up to 20% of its total assets, invest in taxable money market instruments.

REVISED POLICIES:

      The Fund normally invests substantially all of its assets in a diversified portfolio of long-term Municipal Obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in insured Municipal Obligations, the income from which is exempt from regular federal income tax. "Insured Municipal Obligations" are Municipal Obligations that are insured as to the timely payment of both principal and interest by an entity that, at the time of investment, has a claims-paying ability rated Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO. The Fund may invest up to 20% of its net assets in Municipal Obligations that are not insured but that are, at the time of investment, (1) backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities to ensure the timely payment of principal and interest; (2) guaranteed as to timely payment of principal and interest by an entity which has a credit rating of Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO; or (3) not insured, guaranteed or backed by escrows but rated Aaa by Moody's, AAA by S&P or an equivalent rating by another NRSRO. All the Municipal Obligations described above will have, at the time of investment, ratings of Aaa from Moody's, AAA from S&P or equivalent ratings from another NRSRO or (with respect to the Municipal Obligations described in (1) above), if unrated, will have been determined by the investment



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

INSURED MUNICIPAL INCOME FUND INC.

INVESTMENT POLICY CHANGES (CONCLUDED)

      advisor to be of comparable quality to Municipal Obligations that have received such ratings. "Long-term" means Municipal Obligations with maturities in excess of 10 years at the time of purchase.

      The Fund normally invests substantially all of its assets in long-term Municipal Obligations. However, in order to invest cash reserves or when, in the opinion of the investment advisor, no suitable long-term Municipal Obligations are available, the Fund may invest up to 20% of its net assets in high quality short-term Municipal Obligations that are rated, at the time of investment, no lower than MIG-2 by Moody's, SP-2 by S&P or the equivalent by another NRSRO or, if unrated, that are determined by the investment advisor to be of comparable quality to Municipal Obligations that are rated at least MIG-2 or SP-2. These short-term Municipal Obligations may include variable or floating rate demand notes and similar instruments that trade as short-term obligations. For temporary defensive purposes, the Fund may invest without limit in such short-term Municipal Obligations. In addition, if in the opinion of the investment advisor no suitable short-term Municipal Obligations are available, the Fund temporarily may hold cash and, with respect to up to 20% of its net assets, invest in taxable money market instruments.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "PIF." Comparative net asset value and market price information about the Fund is published weekly in THE WALLSTREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as in numerous other publications.

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all common shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash.Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.


--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

DIVIDEND REINVESTMENT PLAN (CONCLUDED)

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash.
An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   33

INSURED MUNICIPAL INCOME FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)


BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, and the Director's or Officer's principal occupations during the last five years.

INTERESTED DIRECTORS

                              Position(s)  Length of
    Name, Address,            Held with      Time               Principal Occupation(s)
        and Age                  Fund       Served                During Past 5 Years
----------------------------------------------------------------------------------------------
Margo N. Alexander*+; 55       Director   Since 1995     Mrs. Alexander is an executive vice
                                                         president of UBS PaineWebber (since
                                                         March 1984). She was chief executive
                                                         officer of UBS Global AM from
                                                         January 1995 to October 2000, a
                                                         director (from January 1995 to
                                                         September 2001) and chairman (from
                                                         March 1999 to September 2001).

E. Garrett Bewkes, Jr.**+; 75  Director   Since 1993     Mr. Bewkes serves as a consultant
                                 and                     to UBS PaineWebber (since May 1999).
                               Chairman                  Prior to November 2000, he was a
                                of the                   director of Paine Webber Group Inc.
                               Board of                  ("PW Group," formerly the holding
                               Directors                 company of UBS PaineWebber and
                                                         UBS Global AM) and prior to 1996, he
                                                         was a consultant to PW Group. Prior
                                                         to 1988, he was chairman of the board,
                                                         president and chief executive officer
                                                         of American Bakeries Company.




----
+ Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.




--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

              Number of
      Portfolios in Fund Compex                      Other Directorships
         Overseen by Director                          Held by Director
--------------------------------------------------------------------------------

Mrs. Alexander is a director or trustee         None
of 22 investment companies (consisting
of 43 portfolios) for which UBS Global
AM, UBS PaineWebber or one of their
affiliates serves as investment advisor, sub-advisor or manager.


Mr. Bewkes is a director or trustee of 34      Mr. Bewkes is also a director of
investment companies (consisting of 55         Interstate Bakeries Corporation.
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates
serves as investment advisor, sub-advisor or manager.






--------------------------------------------------------------------------------
UBS Global Asset Management                                                   35

INSURED MUNICIPAL INCOME FUND INC.

INDEPENDENT DIRECTORS

                              Position(s)  Length of
    Name, Address,            Held with      Time               Principal Occupation(s)
        and Age                  Fund       Served                During Past 5 Years
-----------------------------------------------------------------------------------------------
Richard Q. Armstrong; 66       Director   Since 1995     Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                       of R.Q.A. Enterprises (management
One Old Church Road -                                    consulting firm) (since April 1991 and
Unit # 6                                                 principal occupation since March 1995).
Greenwich, CT 06830                                      Mr. Armstrong was chairman of the board,
                                                         chief executive officer and co-owner of
                                                         Adirondack Beverages (producer and
                                                         distributor of soft drinks and
                                                         sparkling/still waters) (October 1993-
                                                         March 1995). He was a partner of The New
                                                         England Consulting Group (management
                                                         consulting firm) (December
                                                         1992-September 1993). He was managing
                                                         director of LVMH U.S. Corporation (U.S.
                                                         subsidiary of the French luxury goods
                                                         conglomerate, Louis Vuitton Moet
                                                         Hennessey Corporation) (1987-1991) and
                                                         chairman of its wine and spirits
                                                         subsidiary, Schieffelin & Somerset
                                                         Company (1987-1991).





David J. Beaubien; 67          Director   Since 2001     Mr. Beaubien is chairman of Yankee
101 Industrial Road                                      Environmental Systems, Inc., a manu-
Turners Falls, MA 01376                                  facturer of meteorological measuring
                                                         systems. Prior to January 1991, he was
                                                         senior vice president of EG&G, Inc., a
                                                         company which makes and provides a
                                                         variety of scientific and technically
                                                         oriented products and services. From
                                                         1985 to January 1995, Mr. Beaubien
                                                         served as a director or trustee on the
                                                         boards of the Kidder, Peabody & Co.
                                                         Incorporated mutual funds.







--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

              Number of
      Portfolios in Fund Compex                      Other Directorships
         Overseen by Director                          Held by Director
--------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of      Mr. Armstrong is also a director
22 investment companies (consisting of 43      of AlFresh Beverages Canada, Inc.
portfolios) for which UBS Global AM, UBS       (a Canadian Beverage subsidiary
PaineWebber or one of their affiliates         of AlFresh Foods Inc.) (since
serves as investment advisor, sub-advisor      October 2000).
or manager.




Mr. Beaubien is a director or trustee of 22    Mr. Beaubien is also a director
investment companies (consisting of 43 Inc.,   of IEC Electronics, a
portfolios) for which UBS Global AM, UBS       manufacturer of electronic
PaineWebber or one of their affiliates         assemblies.
serves as investment advisor, sub-advisor or manager.






--------------------------------------------------------------------------------
UBS Global Asset Management                                                   37

INSURED MUNICIPAL INCOME FUND INC.

INDEPENDENT DIRECTORS (CONTINUED)

                              Position(s)  Length of
    Name, Address,            Held with      Time               Principal Occupation(s)
        and Age                  Fund       Served                During Past 5 Years
-----------------------------------------------------------------------------------------------
Richard R. Burt; 55            Director   Since 1995     Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave.,                                  (international information and security
N.W.                                                     firm) and IEP Advisors (international
Washington, D.C. 20004                                   investments and consulting firm).
                                                         He was the chief negotiator in the
                                                         Strategic Arms Reduction Talks with the
                                                         former Soviet Union (1989-1991) and
                                                         the U.S. Ambassador to the Federal
                                                         Republic of Germany (1985-1989).
                                                         From 1991-1994, he served as a
                                                         partner of McKinsey & Company
                                                         (management consulting firm).

Meyer Feldberg; 60             Director   Since 1993     Mr. Feldberg is Dean and Professor of
Columbia University                                      Management of the Graduate School
101 Uris Hall                                            of Business, Columbia University. Prior
New York, New York                                       to 1989, he was president of the Illinois
10027                                                    Institute of Technology.

George W. Gowen; 72            Director   Since 1996     Mr. Gowen is a partner in the law firm
666 Third Avenue                                         of Dunnington, Bartholow & Miller.
New York, New York                                       Prior to May 1994, he was a partner in
10017                                                    the law firm of Fryer, Ross & Gowen.

William W. Hewitt, Jr.; 73     Director   Since 2001     Mr. Hewitt is retired. From 1990 to
c/o UBS Global Asset                                     January 1995, Mr. Hewitt served as a
Management (US) Inc.                                     director or trustee on the boards of the
51 West 52nd Street                                      Kidder, Peabody & Co.Incorporated mutual
New York, New York                                       funds. From 1986-1988, he was an executive
10019-6114                                               vice president and director of mutual funds,
                                                         insurance and trust services of Shearson
                                                         Lehman Brothers Inc. From 1976-1986, he
                                                         was president of Merrill Lynch Funds
                                                         Distributor, Inc.

Morton L. Janklow; 72          Direct or  Since 2001     Mr. Janklow is senior partner of Janklow
445 Park Avenue                                          & Nesbit Associates, an international
New York, New York                                       literary agency representing leading
10022                                                    authors in their relationships with
                                                         publishers and motion picture, television
                                                         and multi-media companies, and of
                                                         counsel to the law firm of Janklow & Ashley.


--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

              Number of
      Portfolios in Fund Compex                              Other Directorships
         Overseen by Director                                  Held by Director
----------------------------------------------------------------------------------------------
Mr. Burt is a director or trustee of 22        Mr. Burt is also a director of Archer-Daniels-
investment companies (consisting of 43         Midland Company (agricultural commodities),
portfolios) for which UBS Global AM, UBS       Hollinger International Company (publishing),
PaineWebber or one of their affiliates         six investment companies in the Deutsche Bank
serves as investment advisor, sub-advisor      family of funds, nine investment companies in
or manager.                                    the Flag Investors family of funds, The Central
                                               European Fund, Inc. and The Germany Fund, Inc.,
                                               a director of IGT, Inc. (provides technology to
                                               gaming and wagering industry) (since July 1999)
                                               and chairman of Weirton Steel Corp. (makes and
                                               finishes steel products) (since April 1996).


Dean Feldberg is a director or trustee of      Dean Feldberg is also a director of Primedia Inc.
34 investment companies (consisting of 55      (publishing), Federated Department Stores, Inc.
portfolios) for which UBS Global AM, UBS       (operator of department stores), Revlon, Inc.
PaineWebber or one of their affiliates         (cosmetics) and Select Medical Inc. (healthcare
serves as investment advisor, sub-advisor      services).
or manager.

Mr. Gowen is a director or trustee of 34       None
investment companies (consisting of 55
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates
serves as investment advisor, sub-advisor
or manager.

Mr. Hewitt is a director or trustee of 22      Mr. Hewitt is also a director or trustee of the
investment companies (consisting of 43         Guardian Life Insurance Company mutual funds.
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates
serves as investment advisor, sub-advisor
or manager.



Mr. Janklow is a director or trustee of 22     None
investment companies (consisting of 43
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates
serves as investment advisor, sub-advisor
or manager.





--------------------------------------------------------------------------------
UBS Global Asset Management                                                   39

INSURED MUNICIPAL INCOME FUND INC.

INDEPENDENT DIRECTORS (CONCLUDED)

                              Position(s)  Length of
    Name, Address,            Held with      Time               Principal Occupation(s)
        and Age                  Fund       Served                During Past 5 Years
----------------------------------------------------------------------------------------------------
Frederic V. Malek; 65          Director   Since 1996     Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue,                                Partners (merchant bank) and chairman
N.W.                                                     of Thayer Hotel Investors III, Thayer Hotel
Suite 350                                                Investors II and Lodging Opportunities
Washington, D.C.                                         Fund (hotel investment partnerships).
20004                                                    From January 1992 to November 1992,
                                                         he was campaign manager of Bush-
                                                         Quayle `92. From 1990 to 1992, he was
                                                         vice chairman and, from 1989 to 1990,
                                                         he was president of Northwest Airlines
                                                         Inc. and NWA Inc. (holding company of
                                                         Northwest Airlines Inc.). Prior
                                                         to 1989, he was employed by the
                                                         Marriott Corporation (hotels,
                                                         restaurants, airline catering and
                                                         contract feeding), where he most
                                                         recently was an executive vice
                                                         president and president of
                                                         Marriott Hotels and Resorts.

Carl W. Schafer; 66            Director   Since 1996     Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                    Foundation (charitable foundation).
#1100                                                    Prior to January 1993, he was chairman
Princeton, NJ 08542                                      of the Investment Advisory Committee
                                                         of the Howard Hughes Medical Institute.

William D. White; 68           Director   Since 2001     Mr. White is retired. From February
P.O. Box 199                                             1989 through March 1994, he was
Upper Black Eddy, PA                                     president of the National League of
18972                                                    Professional Baseball Clubs. Prior to
                                                         1989, he was a television sportscaster
                                                         for WPIX-TV, New York. Mr. White
                                                         served on the Board of Directors of
                                                         Centel from 1989 to 1993 and until
                                                         recently on the board of directors of
                                                         Jefferson Banks Incorporated,
                                                         Philadelphia, PA.




--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

              Number of
      Portfolios in Fund Compex                              Other Directorships
         Overseen by Director                                  Held by Director
----------------------------------------------------------------------------------------------
Mr. Malek is a director or trustee of 22       Mr. Malek is also a director of Aegis
investment companies (consisting of 43         Communications, Inc. (tele-services), American
portfolios) for which UBS Global AM, UBS       Management Systems, Inc. (management
PaineWebber or one of their affiliates         consulting and computer related services),
serves as investment advisor, sub-advisor      Automatic Data Processing, Inc. (computing
or manager.                                    services), CB Richard Ellis, Inc. (real estate
                                               services), FPL Group, Inc. (electric services),
                                               Manor Care, Inc. (health care), and Northwest
                                               Airlines Inc.











Mr. Schafer is a director or trustee of 22     Mr. Schafer is also a director of Labor Ready,
investment companies (consisting of 43         Inc. (temporary employment), Roadway Corp.
portfolios) for which UBS Global AM, UBS       (trucking), The Guardian Group of Mutual
PaineWebber or one of their affiliates         Funds, the Harding, Loevner Funds, E.I.I. Realty
serves as investment advisor, sub-advisor      Securities Trust (investment company) and
or manager.                                    Frontier Oil Corporation.


Mr. White is a director or trustee of 22       None
investment companies (consisting of 43
portfolios) for which UBS Global AM, UBS
PaineWebber or one of their affiliates
serves as investment advisor, sub-advisor
or manager.





--------------------------------------------------------------------------------
UBS Global Asset Management                                                   41

INSURED MUNICIPAL INCOME FUND INC.

OFFICERS

                                                     Principal Occupation(s) During
                             Position(s) Held            Past 5 Years; Number of
                              with the Fund;         Portfolios in Fund Complex for
 Name, Address and Age     Length of Time Served    which Person Serves as an Officer
---------------------------------------------------------------------------------------
Thomas Disbrow****; 36      Vice President and       Mr. Disbrow is a director and a
                            Assistant Treasurer      senior manager of the mutual fund
                                since 2000           finance department of UBS Global
                                                     AM. Prior to November 1999, he was
                                                     a vice president of Zweig/Glaser
                                                     Advisers. Mr. Disbrow is a vice
                                                     president and assistant treasurer
                                                     of 22 investment companies
                                                     (consisting of 43 portfolios) for
                                                     which UBS Global AM, UBS
                                                     PaineWebber or one of their
                                                     affiliates serves as investment
                                                     advisor, sub-advisor or manager.

Amy R. Doberman**; 40       Vice President and       Ms. Doberman is a managing
                                 Secretary           director and general counsel of
                                since 2000           UBS Global AM. From December 1997
                                                     through July 2000, she was general
                                                     counsel of Aeltus Investment
                                                     Management, Inc. Prior to working
                                                     at Aeltus, Ms. Doberman was
                                                     Assistant Chief Counsel of the
                                                     SEC's Division of Investment
                                                     Management. Ms. Doberman is
                                                     secretary of UBS Supplementary
                                                     Trust and a vice president and
                                                     secretary of 24 investment
                                                     companies (consisting of 82
                                                     portfolios) for which UBS Global
                                                     AM, UBSGlobal Asset Management
                                                     (Americas) Inc. ("UBSGlobal AM
                                                     (Americas)"), UBS PaineWebber or
                                                     one of their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.

Elbridge T. Gerry III**; 45   Vice President         Mr. Gerry is a managing director
                                since 1996           and chief investment
                                                     officer--fixed income of UBS
                                                     Global AM. Mr. Gerry is a Vice
                                                     President of 6 investment
                                                     companies (consisting of 11
                                                     portfolios) for which UBS Global
                                                     AM, UBS PaineWebber or one of
                                                     their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.



--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

OFFICERS (CONTINUED)

                                                     Principal Occupation(s) During
                             Position(s) Held            Past 5 Years; Number of
                              with the Fund;         Portfolios in Fund Complex for
 Name, Address and Age     Length of Time Served    which Person Serves as an Officer
---------------------------------------------------------------------------------------
David M. Goldenberg**; 35   Vice President and       Mr. Goldenberg is an executive
                            Assistant Secretary      director and deputy general
                                since 2002           counsel of UBS Global AM. From
                                                     2000-2002 he was director, legal
                                                     affairs at Lazard Asset
                                                     Management. Mr. Goldenberg was
                                                     global director of compliance for
                                                     SSB Citi Asset Management Group
                                                     from 1998-2000. He was associate
                                                     general counsel at Smith Barney
                                                     Asset Management from 1996-1998.
                                                     Prior to working at Smith Barney
                                                     Asset Management, Mr. Goldenberg
                                                     was branch chief and senior
                                                     counsel of the SEC's Division of
                                                     Investment Management. Mr.
                                                     Goldenberg is a vice president and
                                                     assistant secretary of 22
                                                     investment companies (consisting
                                                     of 43 portfolios) for which UBS
                                                     Global AM, UBS PaineWebber or one
                                                     of their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.

Kevin J. Mahoney****; 36    Vice President and       Mr. Mahoney is a director and a
                            Assistant Treasurer      senior manager of the mutual fund
                                since 1999           finance department of UBS Global
                                                     AM. From August 1996 through March
                                                     1999, he was the manager of the
                                                     mutual fund internal control group
                                                     of Salomon Smith Barney. Mr.
                                                     Mahoney is a vice president and
                                                     assistant treasurer of 22
                                                     investment companies (consisting
                                                     of 43 portfolios) for which UBS
                                                     Global AM, UBS PaineWebber or one
                                                     of their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   43

INSURED MUNICIPAL INCOME FUND INC.

OFFICERS (CONTINUED)

                                                     Principal Occupation(s) During
                             Position(s) Held            Past 5 Years; Number of
                              with the Fund;         Portfolios in Fund Complex for
 Name, Address and Age     Length of Time Served    which Person Serves as an Officer
---------------------------------------------------------------------------------------
Emil Polito**; 41             Vice President         Mr. Polito is an executive
                                since 2001           director and head of investment
                                                     support and mutual fund services
                                                     of UBS Global AM. From July 2000
                                                     to October 2000, he was a senior
                                                     manager of investment systems at
                                                     Dreyfus Corp. Prior to July 2000,
                                                     Mr. Polito was a senior vice
                                                     president and director of
                                                     operations and control for UBS
                                                     Global AM. Mr. Polito is a vice
                                                     president of 22 investment
                                                     companies (consisting of 43
                                                     portfolios) for which UBS Global
                                                     AM, UBS PaineWebber or one of
                                                     their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.

Paul H. Schubert****; 39    Vice President and       Mr. Schubert is an executive
                           Treasurer since 1994      director and head of the mutual
                                                     fund finance department of UBS
                                                     Global AM. Mr. Schubert is
                                                     treasurer and principal accounting
                                                     officer of UBS Supplementary Trust
                                                     and of two investment companies
                                                     (consisting of 39 portfolios) and
                                                     a vice president and treasurer of
                                                     22 investment companies
                                                     (consisting of 43 portfolios) for
                                                     which UBS Global AM, UBS Global AM
                                                     (Americas), UBS PaineWebber or one
                                                     of their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.



--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

INSURED MUNICIPAL INCOME FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONCLUDED)


OFFICERS (CONCLUDED)

                                                     Principal Occupation(s) During
                             Position(s) Held            Past 5 Years; Number of
                              with the Fund;         Portfolios in Fund Complex for
 Name, Address and Age     Length of Time Served    which Person Serves as an Officer
---------------------------------------------------------------------------------------
Brian M. Storms**; 47       President since 2000     Mr. Storms is chief operating
                                                     officer (since September 2001) and
                                                     president of UBS Global AM (since
                                                     March 1999), and president and
                                                     chief operating officer of UBS
                                                     Global AM (Americas) and UBS
                                                     Global Asset Management (New York)
                                                     Inc. (since October 2001). Mr.
                                                     Storms was chief executive officer
                                                     of UBS Global AM from October 2000
                                                     to September 2001. He was
                                                     director/trustee of several
                                                     investment companies in the UBS
                                                     family of funds (1999-2001). He
                                                     was president of Prudential
                                                     Investments (1996-1999). Prior to
                                                     joining Prudential Investments he
                                                     was a managing director at
                                                     Fidelity Investments. Mr. Storms
                                                     is president and trustee of UBS
                                                     Supplementary Trust and of two
                                                     investment companies (consisting
                                                     of 39 portfolios) and president of
                                                     22 investment companies
                                                     (consisting of 43 portfolios) for
                                                     which UBS Global AM, UBS Global AM
                                                     (Americas), UBS PaineWebber or one
                                                     of their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.

Keith A. Weller**; 40       Vice President and       Mr. Weller is a director and
                            Assistant Secretary      senior associate general counsel
                                since 1995           of UBS Global AM. Mr. Weller is a
                                                     vice president and assistant
                                                     secretary of 22 investment
                                                     companies (consisting of 43
                                                     portfolios) for which UBS Global
                                                     AM, UBS PaineWebber or one of
                                                     their affiliates serves as
                                                     investment advisor, sub-advisor or
                                                     manager.


--------
   * This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, New York 10019-6114.
  ** This person's business address is 51 West 52nd Street, New York, New York
     10019-6114.
 *** Address for mailing purposes only.
**** This person's business address is Newport Center III, 499 Washington Blvd.,
     14th Floor, Jersey City, New Jersey 07310-1998.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                   45

                 (This page has been left blank intentionally.)

INSURED MUNICIPAL INCOME FUND INC.



DIRECTORS

E. Garrett Bewkes, Jr.                  George W. Gowen
CHAIRMAN                                William W. Hewitt, Jr.
                                        Morton L. Janklow
Margo N. Alexander                      Frederic V. Malek
Richard Q. Armstrong                    Carl W. Schafer
David J. Beaubien                       William D. White
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                         Paul H. Schubert
PRESIDENT                               VICE PRESIDENT AND TREASURER

Amy R. Doberman                         Elbridge T. Gerry III
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT



INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.





--------------------------------------------------------------------------------
UBS Global Asset Management

[LOGO] UBS

       UBS GLOBAL ASSET MANAGEMENT (US) INC.
       51 West 52nd Street
       New York, NY 10019